UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2006

BEESTON ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-103621	88-04360717
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

#200-1687 West Broadway, Vancouver, B.C., Canada V6J 1X2

(Address of principal executive offices)

Registrant's Telephone Number, including area code: 604-738-1143

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 15, 2006, the Company completed the acquisition of 19 mineral claims located in the Clinton Mining District of British Columbia, Canada, from Candorado Operating Company Ltd. For $50,000 cash and subject to a 2% net smelter royalty that can be paid out for $1,000,000. The Company intends to perform a preliminary exploration program on these mineral properties, which total in excess of 9,200 hectares, over the next 12 months, to determine a long range exploration program for the mineral properties.

Prior to this acquisition, there were no material relationships between the parties involved in the transaction. Following is information pertaining to Beeston Enterprises Ltd.

Description of Business

Beeston Enterprises Ltd. ("Beeston") was incorporated on July 12, 1999, in the State of Nevada. Beeston has not been in bankruptcy or receivership proceedings, and has not undergone any material reclassification, merger or consolidation. With the acquisition of these mineral properties, Beeston will change its business focus to mineral exploration and development.

Management's Discussion and Analyis or Plan of Operation

See the Company's quarterly report filed August 11, 2006 on Form 10QSB.

Description of Property

In addition to the property described above, please see the Company's annual report on Form 10KSB filed March 29, 2006.

Security Ownership of Certain Beneficial Owners and Management

See the Company's annual report filed March 29, 2006 on Form 10KSB.

Directors and Executive Officers, Promoters and Control Persons

See the Company's annual report filed March 29, 2006 on Form 10KSB.

Executive Compensation

See the Company's annual report filed March 29, 2006 on Form 10KSB.

Certain Relationships and Related Transactions

See the Company's annual report filed March 29, 2006 on Form 10KSB.

Description of Securities

See the Company's definitive proxy materials filed July 25, 2005 on Schedule 14A.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

See the Company's annual report filed March 29, 2006 on Form 10KSB.

Legal Proceedings

See the Company's annual report filed March 29, 2006 on Form 10KSB.

Changes in and Disagreements with Accountants

See the Company's annual report filed March 29, 2006 on Form 10KSB.

Recent Sales of Unregistered Securities

See the Company's registration statement on Form SB/2-A and filed May 7, 2004.

Indemnification of Directors and Officers

See the Company's registration statement on Form SB/2-A and filed May 7, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Brian Smith

Brian Smith, President